Managed Investment Entities	12 Months Ended
Dec. 31, 2011
Managed Investment Entities [Abstract]
Managed Investment Entities
H.	Managed Investment Entities

AFG is the investment manager and has investments ranging from 7.5% to 51.1% of the most subordinate debt tranche of seven collateralized loan obligation entities or “CLOs,” which are considered variable interest entities. Upon formation between 2004 and 2011, these entities issued securities in various senior and subordinate classes and invested the proceeds primarily in secured bank loans, which serve as collateral for the debt securities issued by each particular CLO. None of the collateral was purchased from AFG. AFG’s investments in the subordinate debt tranches of these entities receive residual income from the CLOs only after the CLOs pay operating expenses (including management fees to AFG), interest on and returns of capital to senior levels of debt securities. There are no contractual requirements for AFG to provide additional funding for these entities. AFG has not provided and does not intend to provide any financial support to these entities.

AFG’s maximum ultimate exposure to economic loss on its CLOs is limited to its investment in the CLOs, which had an aggregate fair value of $98 million at December 31, 2011, and $17 million at December 31, 2010.

In December 2011, AFG formed a new CLO, which issued $450 million face amount of liabilities (including $41 million face amount purchased by subsidiaries of AFG). In August 2011, AFG subsidiaries purchased $49 million face amount of the most senior debt tranche of one of the existing CLOs for $46 million.

In February 2012, one of the AFG CLOs was substantially liquidated at the instruction of the holder of the majority of the most subordinate debt tranche, as permitted by the CLO indentures. AFG intends to begin marketing a new CLO with a similar structure to the existing CLOs, which is expected to initially have both assets and liabilities of approximately $410 million (similar in size to the liquidated CLO).

The revenues and expenses of the CLOs are separately identified in AFG’s Statement of Earnings, after the elimination of management fees and earnings attributable to shareholders of AFG as measured by the change in the fair value of AFG’s investments in the CLOs. Selected financial information related to the CLOs is shown below (in millions):

	Year ended
	December 31,
	2011	2010
Gains (losses) on change in fair value of assets/liabilities (a):
Assets	$(33)	$150
Liabilities	—	(220)
Management fees paid to AFG	19	15
CLO earnings (losses) attributable to:
AFG shareholders (b)	6	17
Noncontrolling interests (b)	(24)	(64)

(a)	Included in AFG’s “Revenues.”
(b)	Included in AFG’s “Operating earnings before income taxes.”

The aggregate unpaid principal balance of the CLOs’ fixed maturity investments exceeded the fair value of the investments by $120 million and $69 million at December 31, 2011 and 2010. The aggregate unpaid principal balance of the CLOs’ debt exceeded its fair value by $306 million and $301 million at those dates. The CLO assets include $2 million and $6 million in loans (aggregate unpaid principal balance of $7 million and $12 million, respectively) at December 31, 2011 and 2010 for which the CLOs are not accruing interest because the loans are in default.